Fourth Quarter 2006 Results
Supplemental Information
March 15, 2007

Fourth Quarter 2006 Investor Update
“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words.  We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control.  Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures. In particular, for ease of comparison to RCN’s previously reported results, the following slides include results from RCN’s California properties as if they were still reflected in continuing operations.  Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

Fourth Quarter 2006 Investor Update
Revenue Growth
Margin Expansion
Portfolio Mgmt
▪
Sold stake in MegaCable
▪
Repaid $300M of Debt
▪
Acquired CEC
▪
Announced divestiture of California assets
▪
EBITDA up 45% year-over-year
▪
EBITDA margin of 21%
▪
SG&A down to 45% of rev
▪
Positive Free Cash Flow
2006 Results
▪
Total revenue up 10% year-over-year
▪
Grew 6K customers / 26K RGU’s
▪
$107 ARPC / 67% Bundle rate
▪
Added 51K new / rebuilt homes

Fourth Quarter 2006 Investor Update
Revenue Growth
Margin Expansion
Portfolio Mgmt
▪
Create greater efficiencies in field ops, care and corporate overhead
▪
Invest in technology to improve productivity, decision support and RCN’s customer experience
▪
Improve effectiveness of sales and marketing through technology and customer segmentation
▪
Invest in network expansion to fuel organic growth
▪
Evaluate tuck-in acquisitions
▪
Return value to shareholders
2007 Objectives
▪
Drive growth in under-penetrated areas
▪
Continue to build/rebuild homes
▪
Drive ARPC growth through upsell activities and product enhancements
▪
Maintain enterprise / carrier momentum
▪
Focus on small business

Fourth Quarter 2006 Investor Update
Lehigh Valley
RCN Total

– Licensed Homes:	6.0
– Marketable Homes:	1.4
– Customers:	425
– Penetration:	30%
– RGUs:	913
– ARPC:	$107
– Bundle %:	67%
• 2 Play	28%
• 3 Play	39%
– Licensed Homes:	0.6
– Marketable Homes:	0.1
– Customers:	19
– Penetration:	16%
– RGUs:	50
– ARPC:	$130
– Bundle %:	83%
• 2 Play	25%
• 3 Play	58%
Boston
New York
Philadelphia
Washington
DC
– Licensed Homes:	5.2
– Marketable Homes:	1.1
– Customers:	309
– Penetration:	28%
– RGUs:	670
– ARPC:	$110
– Bundle %:	70%
• 2 Play	31%
• 3 Play	39%
– Licensed Homes:	0.2
– Marketable Homes:	0.2
– Customers:	97
– Penetration:	52%
– RGUs:	190
– ARPC:	$96
– Bundle %:	58%
• 2 Play	23%
• 3 Play	35%
Los Angeles
San Francisco
California
Chicago
Homes in millions
Customers and RGUs in 000s
Data as of 12/31/06
Metro Markets
Attractive & Strategic Markets

A La Carte 33%
Triple Play 39%
Double Play 28%

Data 275
Voice 267
Video 371

147
157
164
4Q04
4Q05
4Q06

$97
$103
$107
4Q04
4Q05
4Q06

ARPC ($)
$115
$107
$95
$90
$86
$81
$75
Cablevision
RCN
Comcast
Time Warner
Charter
Insight
Mediacom

Fourth Quarter 2006 Investor Update
4Q06 Bundle Penetration
4Q06 RGUs by Service (000s)
Triple Play Customer Growth (000s)
Consistent ARPC Expansion ($’s)
Leading ARPC ($’s)
Total Ending Customers:
425,000
Average RGU’s per Customer:
2.1
mean = $93
Source: 4Q06 Company filings
(1)
(1)
(1)
(1)
(1)
As disclosed previously, RCN revised its customer and RGU reporting methodology effective January 1, 2006.  The metrics shown here for 2004 and 2005 have been calculated under the previous methodology, because actual customer and RGU counts under the new methodology are not available for periods prior to January 1, 2006, and therefore may not be fully comparable to the 2006 metrics.  Based on our estimates of customer and RGU counts under the new methodology for periods prior to January 1, 2006, we do not believe the methodology change would have a material impact on these metrics as previously reported.

High Value Customer Base

Fourth Quarter 2006 Investor Update
▪
Digital Simulcast
▪
Unmatched Digital Vision Offering
▪
New Interactive guide
▪
New Web site for Sales, Provisioning and Care services
Customers Choose What They Want
Key Residential Initiatives
Superior Customer Experience
Bandwidth for Advanced Applications
▪
Breadth of High Speed Data offering
▪
Speeds up to 20Mbps
▪
1.5Mbps “DSL Killer”
▪
New RCN Portal
▪
RCN Music and Games
“Connect to Something More”
▪
MiVisión Hispanic Tier
and International
Calling Plans
▪
HD/DVR and All Digital Set Top Boxes
▪
Upgraded Video-on-Demand System

Other
4%
Video
5%
Voice
7%
Transport
35%
Leased Fiber
21%
Internet / IP
28%

Fourth Quarter 2006 Investor Update
4Q Revenue
Enterprise / Carrier
▪
Investments focused on advanced metro ring and inter-city service capabilities
▪
Increase building penetration in and beyond NY
▪
Build on success in the Financial Services and Carrier sectors
Total Revenue $22M
(1)
(1) Excludes certain Small Business customers currently included in Residential results
Key Commercial Initiatives
Small Business
▪
Focus dedicated resources
▪
Develop enhanced product suite

496
508
526
150
244
97
142
250
109
130
259
128
2004
2005
2006
Data
Video
Voice
Other

25
27
73
2004
2005
2006

42
26
18
2004
2005
2006

562
561
617
2004
2005
2006

Fourth Quarter 2006 Investor Update
Revenue Trends
Commercial Revenue
Total Revenue
Core Residential Revenue
Other Residential Revenue(1)
($ in millions)
(1) Other residential revenue includes dial-up and reciprocal compensation

202
197
207
64%
65%
66%
2004
2005
2006

283
276
278
50%
49%
45%
2004
2005
2006

77
91
132
14%
16%
21%
2004
2005
2006

62
74
89
9
6
17
31
6
8
26
37
8
11
25
45
2004
2005
2006

Fourth Quarter 2006 Investor Update
Direct Cost
Sales, General & Administrative
EBITDA & EBITDA Margin
($ in millions)
Capex
Gross Margin %
(1)
Excludes non-cash stock-based compensation
(2)
Includes $2.6M benefit from cumulative effect of accounting change
% of Revenue
(2)
(1)
Resi Build / Rebuild
Commercial
Maintenance / Support
Resi CPE / Install
Key Financial Trends

140
7
127
158
22
132
158
22
133
Q405
Q306
Q406
Core Residential
Commercial
Other Residential

47
66%
52
67%
55
65%
Q405
Q306
Q406

71
50%
71
45%
70
44%
Q405
Q306
Q406

22
16%
35
22%
34
21%
Q405
Q306
Q406

Fourth Quarter 2006 Investor Update
Revenue
Sales, General & Administrative
Direct Cost
EBITDA & EBITDA Margin
($ in millions)
Gross Margin %
% of Revenue
(1)
(1)
Excludes non-cash stock-based compensation
Quarterly Results

4Q05
3Q06
4Q06

Debt
Net Debt
$492
$349
$203
$92
$203
$78
4Q05
3Q06
4Q06

Debt/ EBITDA
Net Debt / EBITDA
5.4x
3.8x
1.7x
0.8x
1.5x
0.6x
4Q05
3Q06
4Q06

Fourth Quarter 2006 Investor Update
Strong Financial Position
	4Q05	3Q06	4Q06
EBITDA	22	35	34
Capital Expenditures	(34)	(26)	(28)
Net Interest Paid	(6)	(5)	(0)
Change in Working Capital & Other	7	7	7
Free Cash Flow	(11)	11	12
Debt / Net Debt
Leverage Ratio (1)
Free Cash Flow
($ in millions)
Cash & Short Term Investments
$111
$143
$125
(1) Calculated on a trailing 12 month basis

2006 Reported	Adjustments	2006 Baseline	2007 Outlook

Fourth Quarter 2006 Investor Update
($ in millions)
Revenue	$617	($32)	$585	$620 - $630
EBITDA	$132	($14)	$118	$140 - $150
CAPEX	$89	($3)	$86	$100 - $110
(1)
Adjustments include  discontinued California markets ($32M Revenue, $6 million EBITDA, $3M Capex), as well as previously reported non-recurring benefits from the settlement of disputed network charges ($5 million) and the reduction in accrued programming expenses related to a change in accounting estimate ($3 million)
(2)
Reflects $10 - $20 million year-over-year increase in spending to capture high return residential and commercial expansion opportunities
(1)
(2)
2007 Outlook